© Fifth Third Bank | All Rights Reserved 4Q10 Earnings Conference Call January 19, 2011 Please refer to earnings release dated January 19, 2011 for further information. Exhibit 99.2

© Fifth Third Bank | All Rights Reserved
Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule
3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,”
“trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,”
“might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties in separating Fifth Third Processing Solutions from Fifth Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth;(22)
ability to secure confidential information through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

© Fifth Third Bank | All Rights Reserved
4Q10 in review
Credit continuing to improve
• Net charge-offs of $356 million (1.86 percent of loans and leases) vs. 3Q10
NCOs of $956 million (3Q10 included $510 million of losses on the sale or transfer of loans to held-for-sale and $446 million of losses on remaining loan portfolio)
• Total NPAs of $2.5 billion including held-for-sale declined $313 million or 11 percent sequentially to lowest level since 2008
– Total delinquencies down 7% sequentially (lowest level since 1Q07)
• Provision expense of $166 million
• Loan loss allowance of 3.88%; coverage 138% of NPAs and 179% of NPLs
Actions driving progress
• Focusing on credit quality, portfolio management and loss mitigation strategies
• Executing on customer satisfaction initiatives and improving customer loyalty
• Enhancing breadth and profitability of offerings and relationships
• Becoming an employer of choice in the industry by continuing to enhance employee engagement
Continued strong operating results
• Net income available to common shareholders of $270 million, $0.33 per diluted share
• Period end loans and leases up $1.5 billion or 2% sequentially
• Pre-provision net revenue (PPNR)* of $583 million reflecting solid net interest income, mortgage banking revenue, and corporate revenue results.
• Return on average assets of 1.18%; return on average common equity of 10.4%
• Strong capital ratios: Tier 1 common 7.50%, Tier 1 ratio 13.94%, Total capital ratio 18.14%
• Extended $26 billion of new and renewed credit
* Pre-provision net revenue: net interest income plus noninterest income minus noninterest expense

© Fifth Third Bank | All Rights Reserved
Financial summary
• 4Q10 earnings $0.33 per diluted share, up 50% sequentially, demonstrating strong operating results and continued improvement in credit results
• Return on average assets of 1.18% and return on average common equity of 10.4%.
• Strong net interest income and net interest margin performance
– Reflected ongoing CD repricing and deposit mix shift out of CDs, as well as higher average total loan balances and continued deposit pricing discipline, partially offset by effect of FTPS loan refinancing
– Average core deposits up 6% year-over-year; up 2% sequentially, reflecting seasonally high DDA balances and includes decline in consumer CDs
• 4Q10 NCO ratio of 1.86% reflecting continued improvement in the credit quality of loans as well as the benefit from 3Q10 credit actions
Actual Seq. YOY
($ in millions) 4Q09 3Q10 4Q10 $ % $ %
Average Balances
Commercial loans $45,395 $43,861 $42,808 ($1,053) (2%) ($2,587) (6%)
Consumer loans
32,206 32,756 33,428 671 2% 1,222 4%
Total loans & leases (excl. held-for-sale) $77,601 $76,617 $76,236 ($381) 0% ($1,365) (2%)
Core deposits
$71,845 $75,202 $76,454 $1,252 2% $4,609 6%
Income Statement Data
Net interest income (taxable equivalent) $883 $916 $919 $3 0% $36 4%
Provision for loan and lease losses 776 457 166 (290) (64%) (610) (79%)
Noninterest income 651 827 656 (171) (21%) 4 1%
Noninterest expense 967 979 987 8 1% 20 2%
Net Income (loss) ($98) $238 $333 $95 40% $431 NM
Diluted earnings after preferred dividends ($160) $175 $270 $95 54% $430 NM
Pre-provision net revenue $562 $760 $583 ($177) (23%) $21 4%
Earnings per share, basic ($0.20) $0.22 $0.34 $0.12 55% $0.54 NM
Earnings per share, diluted ($0.20) $0.22 $0.33 $0.11 50% $0.53 NM
Net interest margin 3.55% 3.70% 3.75% 5 bps 1% 20bps 6%
Return on average assets (0.35%) 0.84% 1.18% 50bps 40% 153bps NM

FIFTH THIRD BANK

4.0%
3.5%
3.0%
2.5%
2.0%
$950
$850
$750
$650
$550
$450
$883
$901
$887
$916
$919
3.55%
3.63%
3.57%
3.70%
3.75%
4Q09
1Q10
2Q10
3Q10
4Q10
Net interest income (right axis)
PAA*
NIM

5.0%
4.0%
3.0%
2.0%
1.0%
400
300
200
100
0
4Q09
1Q10
2Q10
3Q10
4Q10
Spread (right axis)
Asset yield
Liability rate

© Fifth Third Bank | All Rights Reserved
Net interest income
NII and NIM (FTE)
• Sequential trends in net interest income and net
interest margin (FTE) reflect CD repricing,
deposit mix shift out of CDs, higher average total
loan balances and continued deposit pricing
discipline partially offset by effect of FTPS loan
refinancing
– NII up $3 million sequentially and up $36
million, or 4%, year-over-year
– NIM up 5 bps sequentially and 20 bps year-
over-year
(bps)
* Represents purchase accounting adjustments included in net interest income.
Yields and rates
($mm)
• Yield on interest-earning assets down 5 bps
sequentially and down 9 bps year-over-year
– Average loan and lease yield down 7 bps
sequentially and up 1 bp versus prior year
• Cost of interest-bearing liabilities down 9 bps
sequentially and down 35 bps versus prior year

FIFTH THIRD BANK

77
76
32
33
33
33
33
45
45
44
44
43
4Q09
1Q10
2Q10
3Q10
4Q10
Commercial Loans
Consumer Loans

16
15
15
14
12
38
43
43
42
43
18
19
19
19
21
4Q09
1Q10
2Q10
3Q10
4Q10
Demand
IBT/Savings/MMDA
Consumer CD/Core foreign

(10%) QoQ; (22%) YoY
10
11
11
11
10
4
2
2
2
2
8
7
6
6
5
4Q09
1Q10
2Q10
3Q10
4Q10
LT debt
ST borrowings
Non-core deposits

© Fifth Third Bank | All Rights Reserved
Balance sheet
• Extended $26 billion of new and renewed credit in 4Q10
• C&I loans flat sequentially and up 2% from the previous year
• CRE loans down 8% sequentially and 18% from the previous year
• Consumer loans up 2% sequentially and up 4% from the previous year
• Warehoused residential mortgage loans held-for-sale were $2.3 billion at quarter end
Flat QoQ;  (2%) YoY
+2% QoQ; +6% YoY
• Core deposit to loan ratio of 100%, up from 93% in 4Q09
• DDAs up 9% sequentially and 16% year-over-year
• Retail average transaction deposits up 4% sequentially and 14% from the previous year, driven by growth in demand deposit, savings, and interest checking account balances
• Commercial average transaction deposits up 5% sequentially, driven by growth in demand deposit interest checking account balance
– Excluding public funds balances, commercial average transaction deposits increased 6% sequentially and 33% over prior year
Average loan growth ($B)^
Average core deposit growth ($B)
78 78
72
76
Average wholesale funding ($B)
20
22
• Reduced wholesale funding by $4.8 billion from the fourth quarter of 2009
– Non-core deposits down 20% sequentially and 41% from the previous year
– Short term borrowings down 4% sequentially and 39% from the previous year
– Long-term debt down 6% sequentially and 1% from the previous year
^ Excludes loans held-for-sale
Note: Numbers may not sum due to rounding
77
77
19 19
75
76
17

© Fifth Third Bank | All Rights Reserved
Noninterest income
• Noninterest income of $656 million down $171 million, or 21%, from prior quarter; excluding 3Q10 BOLI settlement noninterest income decreased $19 million, or 3%, compared with 3Q10 noninterest income of $675 million driven by exceptionally strong third quarter mortgage results
– Strong corporate banking revenue results; mortgage banking net revenue largely driven by originations of $7.4 billion
• OREO write-downs, negative fair value adjustments, and gains/losses on loan sales recorded in other noninterest income continue to negatively impact noninterest income:
Noninterest income
Note: Numbers may not sum due to rounding
Actual
($ in millions) 4Q09 3Q10 4Q10
Gain / (loss) on sale of loans 8 (1) 21
Commercial loans HFS FV adjustment (17) (9) (35)
Gain / (loss) on sale of OREO properties (21) (29) (19)
Mortgage repurchase costs (2) (2) (1)
Total credit-related revenue ($31) ($42) ($34)
Actual Seq. YOY
4Q09 3Q10 4Q10 $ % $ %
($ in millions)
Service charges on deposits $159 $143 $140 ($3) (2%) ($19) (12%)
Corporate banking revenue 89 86 103 17 20% 14 16%
Mortgage banking revenue 132 232 149 (83) (36%) 17 13%
Investment advisory services 86 90 93 3 3% 7 8%
Card and processing revenue 76 77 81 4 5% 5 7%
Other noninterest income 107 195 55 (140) (72%) (52) (49%)
Securities gain (losses), net 2 4 21 17 NM 19 NM
Securities gains, net -
- - 14 14 14 non-qualifying hedges on MSRs NM NM
Noninterest income $651 $827 $656 $ (171) (21%) $5 1%

© Fifth Third Bank | All Rights Reserved
Noninterest expense
Noninterest expense
• Noninterest expense of $987 million increased $8 million, or 1%, compared with 3Q10, driven by an increase in revenue-based incentives; 4Q10 included a $17 million charge related to termination of FHLB debt and 3Q10 included
$25 million in legal expenses associated with the BOLI settlement
– Year-over-year increase also impacted by growth in salaries, wages, and incentives due to higher levels of production and investment in sales force expansion
• Credit related expenses declined but remain elevated:
Note: Numbers may not sum due to rounding
Actual
Seq. YOY
4Q09 3Q10 4Q10 $ % $ %
($ in millions)
Salaries, wages and incentives $331 $360 $385 $25 7% $54 16%
Employee benefits 69 82 73 (9) (11%) 3 5%
Net occupancy expense 75 72 76 4 5% 1 1%
Technology and communications 47 48 52 4 8% 4 9%
Equipment expense 31 30 32 2 5% 1 3%
Card and processing expense 27 26 26 0 2% (1) (2%)
Other noninterest expense 387 361 343 (19) (5%) (44) (11%)
Noninterest expense $967 $979 $987 $8 1% $20 2%
Actual
($ in millions) 4Q09 3Q10 4Q10
Mortgage repurchase expense $17 $45 $20
Provision for unfunded commitments 11 (23) (4)
Derivative valuation adjustments (2) 8 (1)
OREO expense 9 9 11
Other work-out related expenses 37 28 27
Total credit-related operating expenses $73 $67 $53

$800
$700
$600
$500
$400
$300
$200
$100
$0
73
30
562
91
1
569
55
14
552
67
40
634
53
34
576
4Q09
1Q10
2Q10
3Q10
4Q10
Noninterest Expense Credit Items
Fee Income Credit Items
Adjusted

© Fifth Third Bank | All Rights Reserved
Pre-tax pre-provision earnings
Core PPNR trend
Pre-provision net revenue (PPNR): net interest income plus noninterest income minus noninterest expense
• Reported PPNR of $583 million down 23% from strong 3Q10 levels which included the BOLI litigation settlement and higher mortgage banking revenue, and up 4% over prior year reflecting solid net interest income and mortgage banking revenue results
• Adjusted PPNR of $576 million, including adjustments totaling ($27) million, resulting in adjusted sequential decrease of 9% and year-over-year increase of 2%
• Excluding the impact of credit-related adjustments ($87mm in 4Q10), PPNR down 11% versus
3Q10; stable versus 4Q09
Adjusted PPNR +2% Credit adjusted PPNR flat%
Core PPNR reconciliation
4Q09 1Q10 2Q10 3Q10 4Q10
Reported PPNR $562 $568 $567 $760 $583
Adjustments:
BOLI - - - (127) -
Gain on sale of Visa shares - 9 - - -
Divested merchant and EFT revenue (2) - - - -
Securities gains/losses (2) (14) (8) (4) (21)
Other litigation reserve expense 22 4 3 - -
FTPS warrants + puts (20) 2 (10) 5 (3)
Extinguishment of FHLB funding - - - - 17
Divested merchant and EFT expense (estimated) 2 - - - -
Adjusted PPNR $562 $569 $552 $634 $576
Credit Related Items:
OREO write-downs, FV adjs, & G/L on loan sales 31 1 15 42 34
Problem asset work-out expenses 73 91 55 67 53
Credit adjusted PPNR $666 $661 $622 $743 $663

© Fifth Third Bank | All Rights Reserved
Strong capital position
^ Tangible common equity ratio excludes unrealized securities gains/losses after-tax.
Capital ratios remained strong during the quarter and increased from previous quarters
6.5%
6.4%
6.6%
6.7%
7.0%
0%
1%
2%
3%
4%
5%
6%
7%
8%
4Q09 1Q10 2Q10 3Q10 4Q10
Tangible common equity ratio^
7.0%
7.0%
7.2%
7.3%
7.5%
0%
1%
2%
3%
4%
5%
6%
7%
8%
4Q09 1Q10 2Q10 3Q10 4Q10
Tier I common equity
9.9%
10.0%
10.3%
10.5% 10.5%
13.9%
13.3%
13.4%
13.7%
13.9%
0%
2%
4%
6%
8%
10%
12%
14%
4Q09 1Q10 2Q10 3Q10 4Q10
Tier 1 Capital Ratio ex-TARP Tier 1 Capital Ratio
Tier I capital ratio
14.1% 14.1%
14.6%
14.9% 14.7%
18.3%
17.5%
17.5%
18.0%
18.1%
0%
5%
10%
15%
20%
4Q09 1Q10 2Q10 3Q10 4Q10
Total RBC ratio ex-TARP Total RBC ratio
Total risk-based capital ratio

$1,000
$800
$600
$400
$200
$0
$708
240
468
$582
240
342
$434
209
225
$956
NCOs due to 3Q10 credit actions*
206
240
$356
183
173
4Q09
1Q10
2Q10
3Q10
4Q10
Commercial
Consumer

	Δ	Δ

Card 9%
Other consumer 1%
Auto 5%
C&I 24%
Home equity 18%
Coml mortgage
Residential mortgage 17%
Coml lease -1%
Coml const. 3%

FL 19%
MI 25%
Other/ National 14%
NC 3%
TN 1%
KY 5%
IL 11%
IN 3%
OH 18%

© Fifth Third Bank | All Rights Reserved
Net charge-offs
Net charge-offs by loan type
Net charge-offs by geography
Net charge-offs ($mm)
$mm %
Commercial $173 49%
Consumer $183 51%
Total   $356 100%
Actual
Seq. YOY
($ in millions) 4Q09 3Q10 4Q10 $ % $ %
C&I $183 $237 $85 ($152) (64%) ($98) (54%)
Commercial mortgage 142 268 80 ($188) (70%) ($62) (44%)
Commercial construction 135 121 11 ($110) (91%) ($124) (92%)
Commercial lease 8 1 (3) ($4) (400%) ($11) (138%)
Commercial $468 $627 $173 ($454) (72%) ($295) (63%)
Residential mortgage loans 78 204 62 (142) (70%) (16) (21%)
Home equity 82 66 65 (1) (2%) (17) (21%)
Automobile 32 17 19 2 12% (13) (41%)
Credit card 44 36 33 (3) (8%) (11) (25%)
Other consumer 4 6 4 (2) (33%) 0 0%
Consumer $240 $329 $183 ($146) (44%) ($57) (24%)
Total net charge-offs $708 $956 $356 ($600) (63%) ($352) (50%)
Charge-offs down due to improving credit trends and effect of 3Q10 credit actions*
* See slide 36 for more information

FIFTH THIRD BANK

Down 33%
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
704
715
695
478
513
2,540
2,414
2,274
1,604
1,661
4Q09
1Q10
2Q10
3Q10
4Q10
Commercial
Consumer

8%
18%
28%
16%
1%
2%
1%
13%
13%

29%
21%
5%
18%
9%
1%
2%
9%
6%

14%
40%
16%
2%
10%
12%
1%
4%
1%

8%
10%
18%
1%
3%
6%
12%
35%
7%

© Fifth Third Bank | All Rights Reserved
Nonperforming assets
• NPAs of $2.17B excluding held-for-sale
• Commercial NPAs of $1.66B, down 35% from
the previous year
– Homebuilder/developer NPAs of
$259mm; represent 16% of total NPAs
• Consumer NPAs of $513mm, down 27% from
the previous year
• NPAs in held-for-sale of $294mm
• Decline in 3Q10 largely driven by credit
actions*
C&I / Lease
$723mm, 33%
CRE
$938mm, 43%
Residential
$440mm, 20%
Other Consumer
$73mm, 3%
ILLINOIS INDIANA
FLORIDA TENNESSEE KENTUCKY OHIO MICHIGAN NORTH
CAROLINA
OTHER /
NATIONAL
NPAs exclude loans held-for-sale.
* See slide 36 for more information
Nonperforming assets ($mm)
$3,244
$3,129
Nonperforming assets continue to improve
$2,969
$2,082
$2,174

© Fifth Third Bank | All Rights Reserved
NPL Rollforward
Significant improvement in NPL inflows over past two years
NPL HFI Rollforward
Commercial
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
Beginning NPL Amount 1,406 1,937 2,110 2,430 2,392 2,172 1,980 1,261
New nonaccrual loans 799 544 832 602 405 310 290 308
Paydowns, payoffs, sales and net other activity (157) (190) (246) (332) (425) (401) (631) (169)
Charge-offs (111) (181) (266) (308) (200) (100) (379) (103)
Ending Commercial NPL 1,937 2,110 2,430 2,392 2,172 1,980 1,261 1,298
Consumer
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
Beginning NPL Amount 457 459 477 517 555 561 550 323
New nonaccrual loans 157 125 160 152 137 205 157 159
Net other activity (155) (107) (120) (114) (131) (216) (384) (100)
Ending Consumer NPL 459 477 517 555 561 550 323 382
Total NPL 2,396 2,587 2,947 2,947 2,733 2,530 1,584 1,680
Total new nonaccrual loans - HFI 956 669 992 754 542 515 447 467

FIFTH THIRD BANK

3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10

$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
+6% QoQ; (43%) YoY
555
561
550
323
382
2,392
2,172
1,980
1,261
1,298
4Q09 1Q10 2Q10 3Q10 4Q10
Commercial
Consumer

$1,000
$800
$600
$400
$200
$0
+4% QoQ; (38%) YoY
$754
$542
$510
$447
$467
$602
$405
$310
$290
$308
$152
$137
$205
$157
$159
4Q09 1Q10 2Q10 3Q10* 4Q10
Total
Commercial
Consumer

© Fifth Third Bank | All Rights Reserved
Non-performing loans
Non-performing loans ($mm)
$2.9B
$2.7B
Non-performing loans improving with lower
severity mix; benefit of sales/transfers
$2.5B
Fifth Third’s non-performing loan inflows (relative to loans) were higher than peers throughout 2008. More recently, FITB inflows have been proportionally lower than peers
FITB NPL inflows (relative to loans) vs. peers
FITB
Source: SNL Financial and company filings. Peers include: BAC, BBT, C, CMA, HBAN, JPM, KEY, MI, MTB, PNC, RF, STI, USB, and WFC
New HFI non-performing loan flows ($mm)
NPL inflows have declined significantly
$1.6B
* 3Q10 inflows into NPLs HFS were $217mm, reflecting performing loans moved to held-for-sale in 3Q10 that were deemed impaired as a result of the decision to sell these loans
FITB
ex-HFS
$1.7B

50%
40%
30%
20%
10%
0%
3
4
5
6
7
8
9
10
11
12

15%
19%
21%
20%
25%
< 6 months
6-12 months
12-18 months
18-24 months
24+ months

70%
60%
50%
40%
30%
20%
10%
0%
3 months
6 months
9 months
12 months

© Fifth Third Bank | All Rights Reserved
Troubled debt restructurings (TDR) overview
Successive improvement in vintage performance during 2008
and 2009, even as volume of modification increased
Fifth Third’s mortgage portfolio TDRs have redefaulted at a
lower rate than other bank held portfolio modifications
— Fifth Third’s TDRs less likely to redefault than
modifications on GSE mortgages
Of $1.8B in consumer TDRs, $1.6B were on accrual status and
$206M were nonaccruals
— $1.1 billion of TDRs are current and have been on the
books 6 or more months; within that, nearly $800
million of TDRs are current and have been on the
books for more than a year
As current TDRs season, their default propensity declines
significantly
— We see much lower defaults on current loans after a
vintage approaches 12 months since modification
TDR performance has improved in newer vintages
Outperforming redefault benchmarks
Source:  Fifth Third and OCC/OTS data through 3Q10
Mortgage TDR 60+ redefault trend by vintage
1Q08      $55
2Q08    $114
3Q08    $112
4Q08    $128
1Q09    $189
2Q09    $219
Months since modification
Mortgage TDR 60+ redefault rate: Fifth Third comparison
(January 1, 2008 through September 2010)
Fannie Mae
Industry
portfolio loans
Fifth Third
Volume by
vintage ($mm)
Freddie Mac
3Q09    $269
Current consumer TDRs (%)
4Q09    $137
$1.1
billion
2008
2009
1Q10    $131
2Q10    $105

FIFTH THIRD BANK

2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
FITB
Peer Average

1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
FITB
Peer Average

4.5%
3.5%
2.5%
1.5%
0.5%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11
FITB
Peer Average

5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11
FITB
Peer Average

© Fifth Third Bank | All Rights Reserved
Strong relative credit trends
FITB credit metrics are now generally better than peers
NPA ratio vs. peers Net charge-off ratio vs. peers
Loans 90+ days delinquent % vs. peers Loans 30-89 days delinquent % vs. peers
(7.5%)*
(HFS transfer)
3.8%
Before credit
actions
5.0%
1Q11
expect
stable
2.3%*
Before credit
actions
Source: SNL Financial and company filings. NPA and NCO ratios exclude loans held-for-sale and covered assets for peers where appropriate.
* 4Q08 NCOs included $800mm in NCOs related to commercial loans moved to held-for-sale; 3Q10 NCOs included $510mm in NCOs related to loans sold or moved to held-for-sale

© Fifth Third Bank | All Rights Reserved
Strong reserve position
4Q10 coverage ratios strong
relative to peers (3Q10)
$708
$582
$434
$956
$356
$68
$8
($109)
($499)
($190)
4.88%
4.91%
4.85%
3.88%
4.20%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
4Q09 1Q10 2Q10 3Q10 4Q10
($600)
($400)
($200)
$0
$200
$400
$600
$800
$1,000
$1,200
Net Charge-offs Additional Provision Reserves
Industry leading reserve levels
89%
138%
Reserves / NPAs
107%
179%
Reserves / NPLs
179%
Fifth Third
(4Q10)
Peer Average
(3Q10)
Source: SNL and company reports. NPAs/NPLs exclude held-for-sale portion for all banks as well as covered assets for BBT, USB, and ZION.

FIFTH THIRD BANK

$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
2008
2009
2010
2011
Fifth Third capitalized under SCAP for this level of credit losses
-plus surplus raised vs. required buffer
-plus earnings outperformance
SCAP Adverse Scenario[1] (Supervisory; Mar 2009) $5.0B
$4.1B
SCAP Baseline Scenario (Submitted; Mar 2009) $2.9B
$2.8B
Actual $2.7B
Internal stress evaluation; does not reflect Supervisory Stress Scenario under Revised Temporary Addendum to S.R. letter 09-4
Included $800mm related to 4Q08 credit actions
Actual $2.6B
Includes $510mm related to 3Q10 credit actions
Actual $2.3B
Internal Depression Case[2] (4% probability)
Internal Recession Case[2] (25% probability)
Internal Base Case
Illustration of effect of 3Q10 credit actions on trends (if potential 2011 losses not taken in 2010)
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
2008
2009
2010
2011
Depression
Recession
Base

© Fifth Third Bank | All Rights Reserved
$4.1B
Realized credit losses have been significantly below SCAP submissions; expect further improvement
Actual
$2.6B
Actual
$2.7B
$2.8B
2009 SCAP scenarios vs. current loss expectations under internally-specified scenarios
Internal
Base Case
Updated internal stress analysis vs. SCAP scenarios
Fifth Third’s realized credit
losses were significantly below
its SCAP submitted baseline and
more adverse scenarios
– In SCAP submissions, we
incorporated significant
conservatism, given then
prevailing negative
economic and industry
trends and extreme
uncertainty in potential loss
outcomes
– Economic and credit market
conditions have been much
better than expected in
Spring 2009
2010 charge-offs of $2.3bn
(included $510mm on sale /
transfer of $900mm of NPLs in
3Q10)
– 16% lower than baseline
submission, 53% below
adverse scenario under
SCAP
2011 charge-offs expected lower
than 2010
– Reflects aggressive actions
to address / dispose of
problem credits
– 3Q10 dispositions alone
expected to reduce 2011
charge-offs by ~$300mm³
Base
Red SCAP line represents more adverse scenario as adjusted by supervisors for additional assumed two-year losses. Supervisory estimates of total two-year losses under more adverse scenario were not allocated by period.
Estimate allocates total two-year supervisory losses using the allocation under Fifth Third’s submission.

Moody’s Economy.com scenarios; macroeconomic scenarios and estimates as of November 2010 (probabilities assigned by Moody’s).
It is not known what, if any, losses taken in 2010 due to 3Q10 credit actions would have been taken in 2011 through “normal” charge-off recognition processes
1
2
3

© Fifth Third Bank | All Rights Reserved
Well-positioned for the future
• Holding company cash currently sufficient for more than two years of obligations; no holding company or
Bank debt maturities until 2013
• Bank level capital ratios significantly above most peers
• After TARP repayment, Fifth Third will have completely exited all crisis-era government support programs
– Fifth Third is one of the few large banks that have no TLGP-guaranteed debt
Superior capital and liquidity position
• $1.2bn problem assets addressed through loan sales and transfer to HFS in 3Q10
• NCOs below 2%; 213% reserves / annualized NCOs
• Substantial reduction in exposure to CRE since 1Q09; relatively low CRE exposure versus peers
Proactive approach to risk management
• Traditional commercial banking franchise built on customer-oriented localized operating model
• Strong market share in key markets with focus on further improving density
• Fee income ~40% of total revenues
Diversified traditional banking platform
• PPNR has remained strong throughout the credit cycle
• PPNR substantially exceeds annual net charge-offs (164% PPNR / NCOs in 4Q10)
• 1.18% ROAA in 4Q10
Strong industry leader in earnings power

20 © Fifth Third Bank | All Rights Reserved Appendix 1 – Capital plan

© Fifth Third Bank | All Rights Reserved
Overview and rationale
Following extensive dialogue with our regulators, the company believes that now is the appropriate time to redeem TARP ($3.408bn), given its strong foundation for future growth:
—
$1.7bn common equity issuance
—
Planned senior debt issuance
—
Internally available funds (expected to be the predominant source of additional liquidity necessary for TARP redemption)
After TARP repayment, intend to negotiate for with Treasury repurchase of warrants; if mutually agreeable value not reached, will evaluate participation in auction
—
Incorporated into capital plans (but not pro formas)
Strong capital levels provide strategic flexibility and capital deployment optionality
(9.0% pro forma Tier 1 common)
Pro forma capital structure provides additional flexibility in capital deployment

© Fifth Third Bank | All Rights Reserved
Pro forma capital ratios
Refer to Regulation G Non-GAAP Reconciliation in appendix
Note: Pro forma capital ratios net of write-off of discount accretion on TARP preferred stock of $164mm and underwriting fees of approximately $51mm.
¹ Pro forma ratios include $1,700mm  common equity issuance
² Pro forma ratios also assume repurchase of the Bancorp’s Fixed Rate Cumulative Perpetual Preferred Stock, Series F, issued under TARP CPP subject to U.S. Treasury approval.
3 Also includes proposed phase-out of trust preferred securities under Dodd-Frank Act and Basel III
4 Peers include BBT, CMA, HBAN, KEY, RF, MI, MTB, PNC, STI, USB, WFC, ZION
Post-offering capital position creates foundation for future growth
TCE / TA (incl. unrealized gains)
Tier 1 common
Tier 1 capital
Total capital
7.1%
7.3%
13.9%
18.3%
7.3%
7.5%
13.9%
18.1%
4Q10
4Q10
$1.7bn offering
pro forma
3Q10
Consolidated
Bank
Tier 1 common
Tier 1 capital
14.5% 13.2%
14.5% 13.2%
8.8%
9.1%
15.6%
19.8%
13.2%
13.2%
7.1%
8.3%
11.7%
15.2%
3Q10
Peer
Median
4
10.1%
10.1%
TCE / TA (excl. unrealized gains)
6.7% 7.0% 8.6% 7.1%
including phase-out of TRUPS 11.1% 11.2% 12.8%
8.9%
Tier 1 leverage 12.5% 12.8% 14.3% 9.4%
4Q10 TARP
redemption
pro forma
8.7%
9.0%
12.2%
16.4%
13.2%
13.2%
8.4%
9.4%
11.2%
2
1
3

FIFTH THIRD BANK

10.0%
9.6%
9.4%
9.0%
9.0%
8.7%
8.6%
8.0%
8.0%
7.6%
7.6%
7.3%
6.7%
6.4%

9.5%
9.6%
10.0%
8.5%
8.0%
9.0%
9.0%
8.5%
7.6%
8.0%
7.2%
7.6%
6.6%
6.4%

© Fifth Third Bank | All Rights Reserved
Pro forma capital position vs. peers
(not adjusted for Basel III)
Fifth Third’s capital position will be well in excess of any established standards and most peers
Red: repaid TARP
Tier 1 common (peers)
Tier 1 common (FITB)
Reserves
(Tier 1 common + reserves)  RWA
Red: repaid
TARP
Tier 1 capital ex-TPS & TARP (peers)
Tier 1 capital ex-TPS & TARP (FITB)
Tier 1 capital ratio
Trust preferred
TARP CPP
Preferred equity
11.6%
12.0%
12.5%
12.0%
12.2%
11.1% 11.2%
10.5%
10.9%
9.8%
10.6%
9.9%
7.9%
10.3%
CMA    PNC     PF       PF
BBT   ZION    KEY     STI     WFC
RF     USB
FITB     MI      MTB
HBAN¹
FITB²
10.5%
11.9%
14.0%
10.8%
9.7%
12.2%
10.9%
9.6%
11.7%
8.9%
11.2%
14.3%
13.6%
11.7%
13.9%
12.1%
10.8%
9.5%
10.3%
9.9%
10.4%
8.5%
6.8%
8.2%
8.6%
8.2%
10.4%
7.6%
PF    PNC    CMA    ZION   WFC     PF
BBT
KEY     USB
STI     FITB      RF       MI     MTB
HBAN¹
FITB²
Ranked in order of Tier 1 capital from instruments not being phased out
9.4%
Source: SNL Financial and company filings (financial data as of 3Q10). Common equity ratios for non-TARP repayers exclude discount accretion from attribution of TARP value (included in “TARP CPP” at top of bars).
1
Consolidated capital ratios pro forma adjusted for common equity and subordinated debt issuance. HBAN reported 3Q10 Tier 1 common ratio of 7.4% and Tier 1 capital ratio of 12.8%
2
Pro forma for TARP redemption and issuance of $1.7bn of common equity net of associated items. FITB reported 4Q10 Tier 1 common ratio of 7.5% and Tier 1 capital ratio of 13.9%. Refer to Regulation G Non-GAAP Reconciliation in
appendix.

© Fifth Third Bank | All Rights Reserved
Pro forma capital position including TARP repayment
(adjusted for Basel III*)
Source: SNL Financial, company filings, and third-party estimates. Financial data as of 3Q10, not adjusted for potential mitigation efforts.
Note: Four large peers include estimated Basel III RWA impact based on BIS proposals
* Estimates based on current Basel III rules released by the Basel Committee
¹ Pro forma for TARP redemption, issuance of $1.7bn of common equity, net of associated items, and phase-out of trust-preferred securities. Reported 4Q10 Tier 1 common ratio of 7.5%.
Tier 1 common ratio (+ reserves / RWA)
Adjusted for Basel III, Fifth Third’s pro forma capital position would be strongest among peers in level and quality
Reserves
Tier 1 common (peers)
Tier 1 common (FITB)
12.3%
Note: Peers not in order of prior slide; estimated
Unlike other SCAP commercial banks, Fifth Third
does not expect adverse effect to common
capital ratios from Basel III
— Improvement of relative capital position
Potentially net positive impact on regulatory
capital
— Limited deductions for mortgage servicing
rights and deferred tax assets
— Potentially positive impact from the absence
of an adjustment for unrealized gains and
losses
Do not expect significant risk weighted assets
impact
— Low level of financial counterparty
interconnectedness
— Daily Value-at-Risk less than $500 thousand
— Fifth Third is not a Basel II bank
9.7% Tier 1 capital ratio on fully phased-in basis*
— Top of peer group under Basel III
11.1%
PF    Bank  Bank    Bank Bank Bank FITB   Bank   Bank Bank Bank Bank Bank Bank Bank Bank Bank
FITB¹
1         2          3          4         5                6          7         8          9        10        11     12       13       14      15
9.3%
7.8%

© Fifth Third Bank | All Rights Reserved
Capital management philosophy
• Return excess capital to shareholders after assessment of other capital deployment alternatives and maintenance of buffers over targeted and required capital levels
• Evaluate any share repurchases in context of stock price level
• Not expected in near term
Share repurchases*
• Prudently expand franchise or increase density in core markets via disciplined acquisition evaluation
• Attain top 3 market position in 65% of markets or more
Strategic opportunities*
• Strong levels of profitability would support significantly higher dividend than current dividend
• Subject to consideration and approval of plans submitted under CCPR**
Return to more normal dividend policy*
• Support growth of core banking franchise
• Improving loan demand in recovering economy
Organic growth opportunities
* Subject to Board of Directors and regulatory approval
** Comprehensive Capital Plan Review by Federal Reserve
Internal Tier 1 common equity target of 8% range

© Fifth Third Bank | All Rights Reserved
Potential effects of capital plan and TARP repayment
on income statement and earnings per share
Fifth Third has not provided earnings or earnings per share guidance
The comments below relate to the expected effects of our capital plan on our earnings and earnings per share.
— Write-off of discount accretion and avoidance of accretion of discount: when we recorded the TARP preferred in our books, we were required to allocate the $3.408 billion to the value of the preferred stock and to the associated warrants. The amortized value of the discount assigned to the preferred stock was $153 million as of
12/31/10. This will be written-off at the time of TARP redemption through an increase in “preferred dividends” and reduce income available to common shareholders by the amount of the write-off. We will avoid future accretion of discount ($11 million in 4Q10)
— TARP preferred dividend: The TARP preferred dividend is 5% of $3.408 billion ($170.4 million a year or $42.6 million a quarter). It represents approximately $0.20 per common share on an annual basis and approximately
$0.05 per common share on a quarterly basis. Net income available to common shareholders will begin to benefit from the elimination of this dividend at the time of TARP repayment.
— Net interest income would be modestly reduced by the net effect of our capital plan and TARP repayment. This would be driven by the following factors:
– Our announced common stock offering will be “free funds” from a net interest income perspective. However,
TARP preferred stock is also free funds from a net interest income perspective.
– We intend to fund the remainder of TARP repayment primarily from available funds but also with a planned debt offering. The cost of replacing available funds with other sources of similar funding is currently very low in this interest rate environment. The effect of the planned debt offering is yet to be determined and will depend on the size of that offering, its cost, and the time of that offering and any associated hedges.
— Earnings per share*: Will be affected by the above effects on any period, and the effect of the addition of the shares expected to be issued in our announced common stock offering. Our average fully diluted share count for fourth quarter 2010 was approximately 836 million (actual shares were approximately 796 million). Using our closing share price on January 18, 2011 of $14.86, the contemplated $1.7 billion offering would involve the issuance of approximately 114 million shares. Thus, our announced offering would increase our average fully diluted share count on an annualized basis by the shares issued, and increase the number of fully diluted shares by approximately 12 percent (number of actual shares by approximately 12.5 percent).
* Excludes effect of any over-allotment option and associated equity forward agreement

27 © Fifth Third Bank | All Rights Reserved Appendix 2 – Other information Note that data does not include any pro forma impact of the proposed offering and TARP repayment unless indicated otherwise.

© Fifth Third Bank | All Rights Reserved
Balance Sheet:
Average loans & leases (incl. HFS)
Average core deposits
Income Statement:
Net interest income*
Net interest margin*
Noninterest income
Noninterest expense
Pre-provision net revenue
Asset Quality:
Net charge-offs
Loan loss allowance
Nonperforming assets^
Returns:
ROA
ROACE
Capital Ratios:
Tier I common equity
Tier I leverage
Tier I capital
Total risk-based capital
Category
Fifth Third: First quarter 2011 outlook
1Q11 Outlook
$79.1 billion
$76.4 billion
Down $5-10mm
Up 5-10bps
$600mm +/-
~$950mm range
~$550-560mm range
Please see cautionary statement for risk factors related to forward-looking statements.
* Presented on a fully-taxable equivalent basis.
^ Ratios as a percent of loans excluding held-for-sale; allowance expectation assumes current expectation for credit and economic trends and is subject to review at quarter-end.
Does not incorporate effects of proposed offering
4Q10 Actual
Results
Outlook as of January 19, 2011
Continued growth
Modest decline
Stable
Lower
Lower
Building
$919 million
3.75%
$656 million
$987 million
$583 million
7.5%
12.8%
13.9%
18.1%
$356 million
$3.0 billion (3.88%)
$2.2 billion (2.79%)
1.18%
10.3%
1%+ (normalized 1.3%-1.5%)
10% vicinity
Includes 1Q
seasonality

FIFTH THIRD BANK

7.6
7.4
7.2
7.0
6.8
6.6
6.99
6.96
7.17
7.34
7.50
4Q09
1Q10
2Q10
3Q10
4Q10
5.0
4.0
3.0
2.0
1.0
0.0
3.82
3.51
3.30
2.07
2.15
4Q09
1Q10
2Q10
3Q10
4Q10
200
150
100
50
0
79
98
131
142
164
4Q09
1Q10
2Q10
3Q10
4Q10
1.25
1.00
0.75
0.50
0.25
0.00
(0.25)
(0.50)
(0.35)
(0.04)
0.68
0.84
1.18
4Q09
1Q10
2Q10
3Q10
4Q10

A foundation of continued growth
Capital – foundation for continued growth
— Tier 1 common capital has increased 313bps or $2.6bn
1
— Capital base transformed through series of capital actions
– 9.4% pro forma Tier 1 ratio excluding trust preferred
securities to be phased-out beginning 2013
2
— Capital levels supplemented by strong reserve levels
– Loan loss reserves 3.88% of loans and 179% of NPLs
— 9.0% pro forma Tier 1 common ratio
2
is $1.0bn in excess of
internal 8.0% target
Credit – ongoing discipline driving steady improvement
— Broad-based improvements in problem loans
– 72% reduction in 90+ day delinquent loans since 3Q09
– NCO ratio of 1.86%, first time below 2.0% since 2Q08
– 164% PPNR
3
/ NCOs in 4Q10
— Balance sheet risk lowered through asset sales, resolutions
– $1.3bn (43%) decline in NPLs since 4Q09
Profitability – recent results support positive momentum
— PPNR remained stable throughout cycle
— 5 consecutive quarters of increasing earnings with 3
consecutive profitable quarters
— Return on assets 1.18%; Return on average common equity
10.4% in 4Q10
Tier 1 common ratio (%)
NPL / Loans
4
(%)
PPNR / Net charge-offs (%)
Return on assets (%)
5
Well positioned due to combination of strong PPNR trends,
robust reserves and strong Tier 1 common capital

© Fifth Third Bank | All Rights Reserved
1
Since December 31, 2008
2
See page 22
3
Pre-provision net revenue (PPNR): net interest income plus noninterest income minus noninterest expense;
refer to Regulation G  Non-GAAP Reconciliation in appendix
4
Nonperforming loans and leases as a percent of portfolio loans, leases and other assets, including other real estate owned (excludes nonaccrual loans held-for-sale)
5
Excluding $510mm net charge-offs attributable to credit actions and $127mm in net BOLI settlement gains

2010Q3
1.6%
1.8%
2.2%
2.5%
2.0%
2.1%
2.1%
2.3%
2.1%
1.5%
2.0%
1.7%
4Q08[1]
1Q09
2Q09[2]
3Q09[3]
4Q09
1Q10
2Q10
3Q10[4]
4Q10
Med TARP Holders
Med SCAP TARP Repayers
Med Top 20 Banks

3.6%
3.5%
2.6%
2.6%
2.6%
2.3%
2.2%
1.9%
1.9%
1.4%
1.3%
1.1%
WFC USB PNC BBT FITB MTB 4Q FITB HBAN STI KEY RF MI CMA ZION

lighter portion excludes charge-offs on loans sold or moved to held-for-sale in 3Q10
417%
230%
217%
214%
174%
142%
143%
136%
108%
104%
87%
60%
51%
28%
MTB PNC USB WFC BBT 4Q FITB FITB CMA HBAN KEY STI RF ZION MI

240%
119%
101%
99%
98%
92%
90%
57%
56%
47%
31%
23%
USB FITB MTB 4Q FITB WFC PNC KEY BBT HBAN CMA STI RF MI ZION

Pre-provision net revenue:
Strong in crisis and growing since
Source: SNL Financial. Peers include –
Med TARP Holders: BOK,
FHN, HBAN, KEY, MI, MTB, RF, SNV, STI, ZION; Med SCAP TARP Repayers: BAC, BBT, C, CMA, COF, JPM, PNC, USB, WFC; Med Top 20 Banks by Total Assets as of
3Q10
Pre-provision net revenue (PPNR): net interest income plus noninterest income minus noninterest expense; refer to Regulation G Non-GAAP Reconciliation in appendix
¹ Excluding $965mm goodwill impairment
2 Excluding $1.8bn FTPS gain
3 Excluding $187mm Visa gain
4 3Q10 PPNR Excluding $127mm in net BOLI settlement gains
5 Includes and excludes net charge-offs related to loans sold or moved to held-for-sale during 3Q10 for FITB ($510mm), RF ($233mm), and BBT ($432mm)
30 © Fifth Third Bank | All Rights Reserved
PPNR / Tangible assets
Robust profitability provides first line of defense against credit losses
PPNR 4 / Risk-weighted assets 4
PPNR 4 / Net charge-offs 5
PPNR 4 / HFI Nonperforming assets

© Fifth Third Bank | All Rights Reserved
Well-positioned for changed financial landscape
Fifth Third’s business model is driven by traditional banking activities
— Largest bank headquartered within Fifth Third’s core Midwest footprint
— Focused on expansion and development of businesses where regional leadership matters
— Capital investments, management talent, and added focus on businesses where
(1) regional leadership creates an advantage (i.e., retail, small business, and mid-
market commercial), and (2) select national lines where the bank has a distinctive element (i.e., Fifth Third Processing Solutions, Indirect Auto, Healthcare)
No significant business at Fifth Third impaired during crisis; core business activities not generally limited by financial reform
— Didn’t / don’t originate / sell CDOs or securitize loans on behalf of others; no mortgage securitizations outstanding (except <$150mm HELOC from 2003)
— Didn’t / don’t originate / sell subprime mortgages or Option ARMs
— Low level of financial system “interconnectedness” (e.g., Fifth Third loss in
Lehman bankruptcy should be less than $2mm)
— Little to no impact from Volcker rule (de minimis market maker in derivatives, proprietary trading); daily VaR less than $500 thousand
–
Small private equity portfolio ~$100mm (holding company subsidiary)
Fifth Third’s businesses have performed well through the crisis, and we expect reintermediation and the landscape to evolve further toward our traditional strengths

© Fifth Third Bank | All Rights Reserved
Potential impact of key elements of Dodd-Frank Act
and other recent financial legislation*
Scope of activity Potential impact**
Volcker Rule /
Derivatives
• Vast majority of derivatives activities are exempted
(FITB generally not a market maker)
• Any proprietary trading de minimis
• “P/E” fund investments ~$100mm (<1% of Tier 1
capital)
• Expect minimal financial impact from loss of existing
revenue
• Potentially higher compliance costs despite small levels
of non-exempt activities
Debit
Interchange
(Durbin
Amendment)
• 2010 debit interchange revenue of $204mm
• 2010 debit interchange $ volume: $15.7B
– Signature $12.2B, PIN $3.5B
• 2010 debit interchange transaction volume:
433mm
– Signature 347mm, PIN 86mm
• Fed has proposed limits on debt interchange; proposal
currently out for comment
• Proposals would apply caps of $0.12 or $0.07 per transaction
(e.g., on volume which in 2010 was 433 million transactions)
• If proposal implemented as written, we would expect
substantial mitigation of any reduction in revenue through
actions by FITB and competitors to recapture costs of providing this service to customers and merchants
Deposit
Insurance
• Current assessed base (Deposits): ~$78B
• Proposed assessed base (Assets-TE): ~$97B
• FITB rate under new industry assessment, based
upon large bank scorecard, less than rate under old
assessment
• Lower due to reduced share of assessed base
Reg. E
• Requires customers to “opt-in” to allow non-recurring
electronic overdrafts (e.g. debit, ATM) from accounts
• Estimated quarterly impact of $17mm ($68mm
annualized) to deposit service charges, before effect of
mitigation; in full run-rate for 4Q10
Potential impact of these and other elements of financial regulatory reform, such as CFPA activities and many other aspects, are unknown at this time
TRUPs exclusion
(Collins
Amendment)
• ~280 bps of non-common Tier 1 capital in capital
structure
• >300 bps of non-common Tier 1 currently
– Expected to be more than needed post-Basel III
• 3-year transition period begins 2013
• Will manage capital structure to desired composition
* Based on current understanding of legislation. ** Potential impact, as noted above, is not intended to be inclusive of all potential impacts that may result from implementation of legislation and does not include benefit of mitigation activities. Please refer also to cautionary statement.

FIFTH THIRD BANK

$5.0bn
$0
$0
$0
$750
$0
$0
2010
2011
2012
2013
2014
2015
2016 on
Fifth Third Bancorp
Fifth Third Capital Trust

$500
$500
$3
$0
$0
$0
$0
2010
2011
2012
2013
2014
2015
2016 on

L-T debt 9%
Demand 20%
Equity 13%
Other liabilities 3%
S-T borrowings 2%
Non-core deposits 4%
Interest checking 16%
Consumer time 7%
Foreign office 3%
Savings/ MMDA 23%

© Fifth Third Bank | All Rights Reserved
Strong liquidity profile
Retail Brokered CD maturities: $17.6mm in 2011
FHLB borrowings $1.5bn
12/31 unused avail. capacity $25.3bn ($19.5bn in Fed and $5.8bn in FHLB)
Holding Company cash at 12/31/10: $2.3bn*
Expected cash obligations over the next 12 months
(assuming no TARP repayment)*
— $0 debt maturities
— ~$32mm common dividends
— ~$205mm annual preferred dividends  (~$35mm Series G,
~$170mm TARP prior to repayment)
— ~$376mm interest and other expenses
Cash currently sufficient to satisfy all fixed obligations** for more than two years without accessing capital
markets/subsidiary dividends/asset sales
Bank unsecured debt maturities ($mm – excl. Brokered CDs)
Heavily core funded
Holding company unsecured debt maturities ($mm)
* Does not incorporate effects of proposed offering
** Debt maturities, common and preferred dividends, interest and other expenses
S-T
wholesale
6%

FIFTH THIRD BANK

12%
10%
8%
6%
4%
2%
0%
(2%)
(4%)
(6%)
4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
Base Case
Recession
Depression

16%
14%
12%
10%
8%
6%
4%
2%
0%
4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
Base Case
Recession
Depression

0%
(5%)
(10%)
(15%)
(20%)
(25%)
(30%)
4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
Base Case
Recession
Depression

25%
20%
15%
10%
5%
0%
(5%)
(10%)
(15%)
(20%)
(25%)
(30%)
4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
Base Case
Recession
Depression

FITB’s internal macroeconomic assumptions
Source:  Moody's Economy.com
*3Q10 Data
Unemployment
Cumulative HPI Growth
Cumulative GDP Growth
Cumulative Equity Price Index Growth
OFHEO Index OFHEO Index OFHEO Index
S&P 500 S&P 500 S&P 500
Current Base Case
Moody's 25%
probability
Recession
Moody's 4%
probability
Depression
Economic Assumptions 4Q10 2011 2012 2011 2012 2011 2012
Average Unemployment 9.6% 9.9% 8.3% 11.3% 10.2% 13.5% 14.7%
YoY GDP Growth 3.1%* 4.1% 5.1% 2.2% 6.1% (2.0%) 3.3%
YoY Change in Housing Prices (1.6%)* (2.4%) 1.4% (9.6%) 0.9% (13.9%) (7.2%)
Avg Effective Fed Funds 0.2% 0.2% 1.4% 0.2% 0.9% 0.1% 0.3%
Avg Capacity Utilization 75.5% 74.8% 78.1% 72.0% 76.4% 67.2% 68.9%
Avg Consumer Confidence 52.2 62.9 83.4 68.2 72.2 51.6 44.9
Avg YoY Equity Price Index Growth 12.8% 11.2% 5.8% 13.5% 16.1% (9.5%) 1.9%
Note: These internally-specified
scenarios are from Moody’s
Economy.com and do not
reflect the supervisory-
specified stress scenarios
provided to 19 U.S. banks in
November

© Fifth Third Bank | All Rights Reserved

FIFTH THIRD BANK

3.4%
5.0%
3.5%
0.7%
1.3%
1.6%
1.7%
1.9%
2.0%
2.1%
2.1%
2.3%
2.4%
2.4%
2.5%
2.7%
5.5%
MTB
CMA
PNC
BBT
4Q FITB
HBAN
USB
WFC
FITB
STI
RF
ZION
KEY
MI

2.0%
2.5%
2.7%
2.8%
2.9%
3.0%
3.2%
3.4%
3.8%
4.4%
4.5%
4.5%
5.0%
5.7%
USB
MTB
FITB
4Q FITB
HBAN
KEY
CMA
BBT
PNC
STI
RF
WFC
MI
ZION

202%
179%
177%
143%
136%
132%
108%
94%
89%
85%
85%
81%
80%
71%
FITB
4Q FITB
USB
KEY
HBAN
BBT
PNC
RF
MI
WFC
ZION
MTB
CMA
STI

18%
21%
21%
22%
22%
25%
27%
28%
29%
35%
36%
38%
40%
43%
KEY
CMA
USB
FITB
4Q FITB
PNC
HBAN
MTB
BBT
STI
MI
WFC
RF
ZION

Significantly improved credit metrics
Reserves / NPLs
Source: SNL Financial and company reports. Data as of 3Q10. NPLs and NPAs exclude loans held-for-sale.
* Includes and excludes net charge-offs related to loans sold or moved to held-for-sale during 3Q10 for FITB ($510mm), RF ($233mm), and BBT ($432mm)
Texas Ratio
(HFI NPAs + Over 90s) / (Reserves + TCE)
Well positioned from credit and coverage standpoint
Net charge-off ratio* (Annualized) HFI NPA ratio
Peer average: 3.8%
Peer average: 107%
Peer average: 30%
Peer average:
2.3%
Lighter portion includes
charge-offs on loans
sold or moved to held-
for-sale in 3Q10

© Fifth Third Bank | All Rights Reserved

© Fifth Third Bank | All Rights Reserved
Aggressive portfolio actions in 3Q10
Furthered problem asset resolution and reduced future losses
• Residential mortgage loan sale
– $228 million of balances sold
– $205 million of balances were
nonaccrual
– $123 million of NCOs realized
• Commercial HFS transfer
– $961 million of balances transferred
– $694 million of balances were
nonaccrual
– $387 million of NCOs realized
– $267 million of performing loans
($217 million of NPLs transferred
into held-for-sale)
• Reserve reduction
– Approximately $337 million related to
sale or transfer of loans to held-for-
sale
Residential mortgages sold Balances NCO
Florida $141 $72
Ohio 25 15
Illinois 15 9
Michigan 15 8
Indiana 10 6
Other 23 13
Total $228 $123
Commercial HFS transfers - O/S Florida Michigan Other Total
Commercial mortgage $174 $45 $267 $486
Commercial construction 32 12 123 167
C&I 51 38 219 308
Total $257 $95 $609 $961
Commercial HFS transfers - nonaccruals Florida Michigan Other Total
Commercial mortgage $106 $38 $183 $327
Commercial construction 32 11 86 129
C&I 49 35 154 238
Total $187 $84 $423 $694
Commercial HFS transfers - NCO (marks) Florida Michigan Other Total
Commercial mortgage $75 $20 $107 $202
Commercial construction 20 6 51 77
C&I 26 10 72 108
Total $121 $36 $230 $387
Net charge-off
composition
Credit
Actions
Remaining
Portfolio Total
Consumer $123 $206 $329
Commercial 387 240 627
Total $510 $446 $956
Fifth Third’s past portfolio management activity has accelerated loss recognition and reduced potential future losses

$200
$180
$160
$140
$120
$100
$80
$60
$40
$117
$172
$166
$184
$161
12
11
12
12
11
105
161
154
172
150
4Q09
1Q10
2Q10
3Q10
4Q10
GSE
Private
Claims

© Fifth Third Bank | All Rights Reserved
Mortgage repurchase overview
Demand requests and repurchase losses remain volatile and near-term repurchase losses are expected to remain elevated
— Number of outstanding demand requests (units) down 9% from Q3
2010, outstanding demand requests ($) down13%
Virtually all sold loans and new claims relate to GSEs or GNMA
— 98% of outstanding balance of loans sold
— 92% of outstanding claims
Majority of new claims and repurchase losses relate to 2006 through 2008 vintages
— 75% of new claims for 2010 YTD
Majority of outstanding balances of the serviced for others portfolio relates to origination activity in 2009 and later
Claims and exposure related to whole loan sales (no outstanding first mortgage securitizations)
Repurchase Reserves* ($ in millions)
Q4
2009
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Beginning balance $48 $58 $84 $85 $103
Net reserve additions 25 39 19 47 21
Repurchase losses (15) (13) (18) (29) (23)
Ending balance $58 $84 $85 $103 $101
Outstanding Counterparty Claims ($ in millions) Outstanding Balance of Sold Loans ($ in millions)
GSE GNMA Private Total
2005 and prior $8,497 $333 $705 $9,535
2006 2,194 71 333 2,598
2007 3,591 105 285 3,981
2008 3,746 847 - 4,593
2009 and later 25,355 7,173 - 32,527
Total $43,382 $8,529 $1,323 $53,234
* Includes reps and warranty reserve ($85mm) and reserve for loans sold with recourse ($16mm).

3,500
3,000
2,500
2,000
1,500
1,000
500
0
4Q09
1Q10
2Q10
3Q10
4Q10
C&I/Lease
Auto/Other
CRE
Res RE

1,000
800
600
400
200
0
4Q09
1Q10
2Q10
3Q10
4Q10
C&I/Lease
Auto/Other
CRE
Res RE

© Fifth Third Bank | All Rights Reserved
Non-performing assets and net charge-offs:
Product view*
Total NPAs
Total NCOs
*NPAs exclude loans held-for-sale.
3Q10 NCOs exclude $510mm loans sold of moved to held-for-sale in 3Q10

3,500
3,000
2,500
2,000
1,500
1,000
500
-
4Q09
1Q10
2Q10
3Q10
4Q10
Other SE
National
Other MW
Michigan
Florida

1,000
800
600
400
200
-
4Q09
1Q10
2Q10
3Q10
4Q10
Other SE
National
Other MW
Michigan
Florida

39
© Fifth Third Bank | All Rights Reserved
Total NPAs
Total NCOs
Non-performing assets and net charge-offs:
Geographic view*
*NPAs exclude loans held-for-sale.
3Q10 NCOs exclude $510mm loans sold of moved to held-for-sale in 3Q10

FIFTH THIRD BANK

115.9%
146.9%
71.4%
120.4%
4Q08
3Q10

72.6%
66.3%
34.3%
36.9%
4Q08
3Q10

31.0%
51.1%
28.4%
51.3%
4Q08
3Q10

© Fifth Third Bank | All Rights Reserved
Source: SNL Financial and company filings
Note: Ratios exclude outstanding TARP
CRE / Total RBC
Reduced exposure to high-risk loan categories
C&D Loans / Total RBC
Non-owner Occupied CRE /
Total RBC
3Q10
PNC 18.0%
Wells Fargo 21.9%
KeyCorp 23.4%
SunTrust 32.4%
Fifth Third 34.3%
U.S. Bancorp 34.5%
Huntington 35.5%
Comerica 38.4%
Regions 49.1%
M&T 56.1%
BB&T 67.1%
Zions 82.2%
M&I 91.3%
Peer median 36.9%
Peer average 45.8%
3Q10
Wells Fargo 64.4%
Fifth Third 71.4%
PNC 74.9%
SunTrust 77.2%
Comerica 87.4%
KeyCorp 93.6%
U.S. Bancorp 109.2%
BB&T 131.7%
Huntington 138.8%
Regions 162.1%
M&T 219.8%
Zions 224.2%
M&I 271.7%
Peer median 120.4%
Peer average 137.9%
3Q10
SunTrust 27.3%
Fifth Third 28.4%
Wells Fargo 29.9%
Comerica 31.3%
PNC 38.6%
KeyCorp 40.3%
U.S. Bancorp 51.2%
BB&T 51.4%
Regions 67.9%
Huntington 78.4%
M&T 115.8%
Zions 118.8%
M&I 119.0%
Peer median 51.3%
Peer average 64.1%
Fifth Third has relatively low CRE exposure that has been
significantly reduced over past 3+ years
FITB Peer median
3Q10 ratios; all ratios exclude TARP capital for all BHCs

FIFTH THIRD BANK

FL
7%
MI
13%
OH
19%
IN
5%
IL
14%
KY
5%
TN
4%
NC
2%
Other /
National
31%

Auto
Manufacturing
1%
Construction
5%
Finance &
Insurance
16%
Manufacturing
21%
Real Estate
6%
Retail Trade
3%
Auto Retailers
3%
Wholesale
Trade
9%
Other
37%
Accomodation
2%

Commercial & industrial*
Loans by geography Credit trends
Loans by industry Comments
• Commercial & industrial loans represented 35% of total loans and 24% of net charge-offs
• 24% of 4Q10 losses on loans to companies in real estate
related industries
– Loans to real estate related industries of $2.9B (10%);
3Q10 NCO ratio of 2.8%
• FL represented 8% of 4Q10 losses, 6% of loans; MI represented
27% of losses, 13% of loans
* NPAs exclude loans held-for-sale.
3Q10 includes losses on loans transferred to held-for-sale
($ in millions) 4Q09 1Q10 2Q10 3Q10 4Q10
Balance $25,683 $26,131 $26,008 $26,302 $27,191
90+ days delinquent $118 $63 $49 $28 $16
as % of loans 0.46% 0.24% 0.19% 0.11% 0.06%
NPAs $781 $788 $792 $594 $696
as % of loans 3.04% 3.02% 3.05% 2.26% 2.56%
Net charge-offs $183 $161 $104 $237 $85
as % of loans 2.81% 2.49% 1.58% 3.57% 1.27%
C&I
Non-core: $108
Core: $129
Core NCO Rate: 1.94%
3Q10 NCO Breakout

© Fifth Third Bank | All Rights Reserved

FIFTH THIRD BANK

FL
12%
MI
26%
Other / National
5%
NC
7%
TN
2%
KY
4%
IL
10%
IN
6%
OH
28%

Auto Manufacturing
0%
Accomodation
4%
Construction
9%
Other
22%
Finance & Insurance
2%
Manufacturing
5%
Wholesale Trade
3%
Auto Retailers
2%
Retail Trade
4%
Real Estate
49%

Commercial mortgage*
Loans by geography Credit trends
Loans by industry Comments
* NPAs exclude loans held-for-sale.
3Q10 includes losses on loans transferred to held-for-sale
• Commercial mortgage loans represented 14% of total loans
and 22% of net charge-offs
• Owner occupied 4Q10 NCO ratio of 1.3%, other non-owner
occupied 4Q10 NCO ratio of 4.3%
• Loans from FL/MI represented 38% of portfolio loans, 58% of portfolio losses in 4Q10
($ in millions) 4Q09 1Q10 2Q10 3Q10 4Q10
Balance $11,803 $11,744 $11,481 $10,985 $10,845
90+ days delinquent $59 $44 $53 $29 $11
as % of loans 0.50% 0.38% 0.46% 0.26% 0.10%
NPAs $985 $1,002 $956 $679 $679
as % of loans 8.34% 8.53% 8.33% 6.19% 6.26%
Net charge-offs $142 $99 $78 $268 $79
as % of loans 4.69% 3.42% 2.68% 9.34% 2.86%
Commercial mortgage
Non-core: $202
Core: $66
Core NCO Rate: 2.30%
3Q10 NCO Breakout

© Fifth Third Bank | All Rights Reserved

FIFTH THIRD BANK

MI
13%
OH
32%
IN
7%
IL
12%
KY
5%
NC
2%
TN
1%
Other /
National
10%
FL
18%

Accomodation
1%
Other
13%
Wholesale
Trade
1%
Auto Retailers
0%
Retail Trade
1%
Construction
26%
Finance &
insurance
0%
Manufacturing
3%
Real estate
55%

Commercial construction*
Loans by geography Credit trends
Loans by industry Comments
* NPAs exclude loans held-for-sale.
3Q10 includes losses on loans transferred to held-for-sale
• Commercial construction loans represented 3% of total loans and 3% of net charge-offs
• Loans from FL/MI represented 31% of portfolio loans, 52% of portfolio losses in 4Q10
($ in millions) 4Q09 1Q10 2Q10 3Q10 4Q10
Balance $3,784 $3,277 $2,965 $2,349 $2,048
90+ days delinquent $16 $9 $37 $5 $3
as % of loans 0.44% 0.28% 1.24% 0.21% 0.13%
NPAs $707 $569 $482 $291 $259
as % of loans 18.68% 17.36% 16.26% 12.40% 12.65%
Net charge-offs $135 $78 $43 $121 $10
as % of loans 13.28% 8.57% 5.46% 16.58% 1.88%
Commercial construction
Non-core: $77
Core: $44
Core NCO Rate: 5.99%
3Q10 NCO Breakout

© Fifth Third Bank | All Rights Reserved

FL
15%
MI
22%
Other /
National
3%
NC
10%
TN
4%
KY
3%
IL
4%
IN
10%
OH
29%

C&I
19%
Commercial
construction
28%
Commercial
mortgage
53%

Homebuilders/developers*
Loans by geography Credit trends
Loans by industry Comments
• Originations of builder/developer loans suspended in 2007
• Remaining portfolio balance of $699mm, down 79% from peak
of $3.3B in 2Q08; represents approximately 1% of total loans and 2% of commercial loans
• $19mm of NCOs (53% commercial mortgage, 36% commercial
construction, 11% C&I)
• $259mm of NPAs (62% commercial mortgage, 33%
commercial construction, 4% C&I), down $20mm sequentially
* NPAs exclude loans held-for-sale.
3Q10 includes losses on loans transferred to held-for-sale
Non-core: $95
Core: $32
Core NCO Rate: 12.25%
3Q10 NCO Breakout
($ in millions) 4Q09 1Q10 2Q10 3Q10 4Q10
Balance $1,563 $1,324 $1,207 $824 $699
90+ days delinquent $19 $6 $12 $3 $1
as % of loans 1.19% 0.43% 1.03% 0.37% 0.12%
NPAs $548 $520 $431 $280 $259
as % of loans 35.09% 39.28% 35.68% 33.97% 37.12%
Net charge-offs $110 $81 $48 $127 $19
as % of loans 26.25% 22.89% 15.01% 48.74% 10.08%
Homebuilders/developers

© Fifth Third Bank | All Rights Reserved

FIFTH THIRD BANK

FL
21%
MI
15%
OH
24%
IN
7%
IL
11%
KY
5%
TN
2%
NC
5%
Other / National
10%

© Fifth Third Bank | All Rights Reserved
Residential mortgage
1 liens: 100%; weighted average LTV: 76%
Weighted average origination FICO: 739
Origination FICO distribution:  <660 9%; 660-689 7%; 690-719
11%; 720-749 14%; 750+ 42%; Other ^ 17%
(note: loans <660 includes CRA loans and FHA/VA loans)
Origination LTV distribution: <=70 32%; 70.1-80 40%; 80.1-90 9%;
90.1-95 5%; >95 14%
Vintage distribution: 2010 28%; 2009 6%; 2008 9%; 2007 11%;
2006 11%; 2005 17%; 2004 and prior 18%
% through broker: 14%; performance similar to direct
Loans by geography Credit trends
Portfolio details Comments
^ Includes acquired loans where FICO at origination is not available
3Q10 includes losses on loans sold
During 1Q09 the Bancorp modified its nonaccrual policy to exclude TDR loans less than 90 days past due because they were performing in accordance with restructured terms. For comparability purposes, prior periods were adjusted to reflect this reclassification.
• Residential mortgage loans represented 12% of total loans and
18% of net charge-offs
• FL portfolio 21% of residential mortgage loans driving 49% of portfolio losses
• FL lots ($196mm) running at 27% annualized loss rate (YTD)
Non-core: $123
Core: $81
Core NCO Rate: 4.10%
3Q10 NCO Breakout
($ in millions) 4Q09 1Q10 2Q10 3Q10 4Q10
Balance $8,035 $7,918 $7,707 $7,975 $8,956
90+ days delinquent $189 $157 $107 $111 $100
as % of loans 2.35% 1.98% 1.38% 1.39% 1.12%
NPAs $523 $521 $549 $328 $368
as % of loans 6.51% 6.57% 7.12% 4.11% 4.11%
Net charge-offs $78 $88 $85 $204 $62
as % of loans 3.82% 4.46% 4.35% 10.37% 2.93%
Residential mortgage
st

FIFTH THIRD BANK

FL
3%
MI
21%
OH
24%
IN
10%
IL
12%
KY
7%
TN
2%
NC
1%
Other
20%

FL
9%
MI
21%
OH
32%
IN
9%
IL
13%
KY
8%
TN
2%
NC
5%
Other
1%

© Fifth Third Bank | All Rights Reserved
Home equity
1st
liens: 30%; 2 liens: 70%
Weighted average origination FICO: 749
Origination FICO distribution^: <660 4%; 660-689 7%; 690-719 13%; 720-749
17%; 750+ 50%; Other 9%
Average CLTV: 75% Origination CLTV distribution: <=70 38%; 70.1-80 22%;
80.1-90 18%; 90.1-95 7%; >95 14%
Vintage distribution: 2010 4%; 2009 5%; 2008 11%; 2007 12%; 2006 15%;
2005 14%; 2004 and prior 40%
% through broker channels: 15% WA FICO: 734 brokered, 751 direct; WA
CLTV: 88% brokered; 72% direct
Portfolio details Comments
Brokered loans by geography Direct loans by geography
Credit trends
Home equity loans represented 15% of total loans and 18% of net charge-offs
Approximately 15% of portfolio in broker product driving 38% total loss
Approximately one third of Fifth Third 2 liens are behind Fifth Third
1   liens
2005/2006 vintages represent approximately 30% of portfolio; account for 52% of losses
Aggressive home equity line management strategies in place
Note: Brokered and direct home equity net charge-off ratios are calculated based on end of period loan balances
^ Includes acquired loans where FICO at origination is not available
($ in millions) 4Q09 1Q10 2Q10 3Q10 4Q10
Balance $1,948 $1,906 $1,838 $1,770 $1,698
90+ days delinquent $33 $29 $29 $26 $25
as % of loans 1.72% 1.53% 1.57% 1.46% 1.46%
Net charge-offs $34 $30 $24 $26 $25
as % of loans 7.02% 6.45% 5.29% 5.87% 5.74%
Home equity - brokered
($ in millions) 4Q09 1Q10 2Q10 3Q10 4Q10
Balance $10,226 $10,280 $10,149 $10,004 $9,815
90+ days delinquent $65 $60 $61 $61 $59
as % of loans 0.64% 0.58% 0.60% 0.61% 0.60%
Net charge-offs $48 $43 $37 $40 $40
as % of loans 1.85% 1.68% 1.45% 1.57% 1.61%
Home equity - direct
nd
nd
st

FIFTH THIRD BANK

8%
2%
0%
26%
13%
27%
19%
0%
5%

1%
1%
11%
33%
33%
21%

2%
5%
1%
10%
15%
19%
3%
0%
45%

© Fifth Third Bank | All Rights Reserved
Florida market*
Deterioration in real estate values having effect on credit trends as evidenced by increased NPA/NCOs in real estate related products
COML
MORTGAGE
C&I RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO CREDIT
CARD
Total Loans
NPAs NCOs
*NPAs exclude loans held-for-sale.
Loans ($B)
% of
FITB NPAs ($M)
% of
FITB
NCOs
($M)
% of
FITB
Commercial loans 1.8            7% 57                        8% 7            8%
Commercial mortgage 1.3            12% 166                      24% 13          17%
Commercial construction 0.4            18% 105                      40% 2            20%
Commercial lease 0.0            1% 0                          0% 0            0%
Commercial 3.5            8% 328                      20% 22          13%
Mortgage 1.9            21% 167                      45% 31          49%
Home equity 0.9            8% 7                          9% 10          16%
Auto 0.5            5% 1                          8% 2            9%
Credit card 0.1            5% 4                          8% 3            10%
Other consumer 0.0            2% 0                          37% 1            11%
Consumer 3.4            10% 180                      35% 47          25%
Total 6.9            9% 507                      23% 69          19%
Florida
Weak commercial real estate market
Losses due to significant declines in
valuations
Valuations; relatively small home
equity portfolio

2%
1%
8%
30%
20%
11%
24%
2%
2%

4%
0%
3%
0%
11%
30%
2%
8%
42%

6%
1%
3%
24%
16%
12%
0%
4%
34%

© Fifth Third Bank | All Rights Reserved
Michigan market*
Deterioration in home price values coupled with weak economy impacting credit trends due to frequency of defaults and severity
COML
MORTGAGE
C&I RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO CREDIT
CARD
Total Loans
NPAs
NCOs
*NPAs exclude loans held-for-sale.
Loans ($B)
% of
FITB NPAs ($M)
% of
FITB
NCOs
($M)
% of
FITB
Commercial loans 3.5            13% 122                      18% 23          27%
Commercial mortgage 2.8            26% 169                      25% 33          41%
Commercial construction 0.3            13% 31                        12% 3            32%
Commercial lease 0.2            6% 6                          23% 0            0%
Commercial 6.8            16% 329                      20% 59          34%
Mortgage 1.3            15% 43                        12% 11          18%
Home equity 2.4            21% 18                        25% 16          24%
Auto 1.0            9% 2                          11% 3            15%
Credit card 0.3            15% 12                        21% 6            17%
Other consumer 0.1            14% 0                          0% 1            13%
Consumer 5.1            15% 75                        15% 36          19%
Total 11.9          15% 404                      19% 95          27%
Michigan
Negative impact from housing
valuations, economy,
unemployment
Economic weakness impacts
commercial real estate market

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third believes that pre-tax pre-provision earnings is useful as a tool to help evaluate availability to provide for credit costs through operations. Fifth Third believes that information adjusted for the impact of certain items may be useful due to the extent to which the items are not indicative of our ongoing operations.
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconciliation
$ in millions
(unaudited)
December September June March December September June March December
2010 2010 2010 2010 2009 2009 2009 2009 2008
Net interest income 914                912                882                897                878                869                831                776                892
Noninterest income 656                827                620                627                651                851                2,583             697                642
Noninterest expense 987                979                935                956                967                876                1,021             962                2,022
Pre-tax, pre-provision net revenue 583                760                567                568                562                844                2,393             511                (488)
Goodwill impairment charge (965)
Gain on sale of processing stake (6)                   1,764
Gain on sale of Visa class B shares 187
Gain on BOLI settlement 127
Adjusted PPNR 583                633                567                568                562                663                629                511                477
Annualized Adjusted PPNR (a) 2,332             2,532             2,268             2,272             2,248             2,652             2,516             2,044             1,908
Tangible Assets (b) 108,528         109,833         109,525         110,140         110,857         108,204         113,434         116,536         116,972
Risk Weighted Assets (c) 100,204         98,904
Net charge-offs 356                956                434                582                708                756                626                521                1,652
Portfolio action net charge-offs -                 510                -                 -                 -                 -                 -                 -                 800
Adjust net charge-offs 356                446                434                582                708                756                626                521                852
Annualized net charge-offs (d) 1,424             3,824             1,736             2,328             2,832             3,024             2,504             2,084             6,608
Annualized adjusted NCO (e) 1,424             1,784             1,736             2,328             2,832             3,024             2,504             2,084             3,408
HFI Nonperforming Asssets (f) 2,174             2,082
Ratios:
PPNR / Tangible Assets (a) / (b) 2.1% 2.3% 2.1% 2.1% 2.0% 2.5% 2.2% 1.8% 1.6%
PPNR / RWA (a) / (c) 2.3% 2.6%
PPNR / NCO (a) / (d) 164% 66% 131% 98% 79%
PPNR / Adjusted NCO (a) / (e) 164% 142% 131% 98% 79%
PPNR / HFI NPA (a) / (f) 107% 122%
For the Three Months Ended

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions Pro forma Pro forma
(unaudited) Common Share Issuance, TARP Common Share Issuance
December December December September June March December
2010 2010 2010 2010 2010 2010 2009
Total Bancorp shareholders' equity (U.S. GAAP) 12,292                                             15,700                                 14,051              13,884              13,701            13,408            13,497
Less:
Preferred stock (398)                                                 (3,654)                                  (3,654)              (3,642)              (3,631)            (3,620)            (3,609)
Goodwill (2,417)                                              (2,417)                                  (2,417)              (2,417)              (2,417)            (2,417)            (2,417)
Intangible assets (62)                                                   (62)                                       (62)                   (72)                   (83)                 (94)                 (106)
Tangible common equity, including unrealized gains / losses (a) 9,415                                               9,567                                   7,918                7,753                7,570              7,277              7,365
Less: Accumulated other comprehensive income / loss (314)                                                 (314)                                     (314)                 (432)                 (440)               (288)               (241)
Tangible common equity, excluding unrealized gains / losses (b) 9,101                                               9,253                                   7,604                7,321                7,130              6,989              7,124
Add back: Preferred stock 398                                                  3,654                                   3,654                3,642                3,631              3,620              3,609
Tangible equity (c) 9,499                                               12,907                                 11,258              10,963              10,761            10,609            10,733
Total assets (U.S. GAAP) 111,007                                           111,007                               111,007            112,322            112,025          112,651          113,380
Less:
Goodwill (2,417)                                              (2,417)                                  (2,417)              (2,417)              (2,417)            (2,417)            (2,417)
Intangible assets (62)                                                   (62)                                       (62)                   (72)                   (83)                 (94)                 (106)
Tangible assets, including unrealized gains / losses (d) 108,528                                           108,528                               108,528            109,833            109,525          110,140          110,857
Less: Accumulated other comprehensive income / loss, before tax (483)                                                 (483)                                     (483)                 (665)                 (677)               (443)               (370)
Tangible assets, excluding unrealized gains / losses (e) 108,045                                           108,045                               108,045            109,168            108,848          109,697          110,487
Total Bancorp shareholders' equity (U.S. GAAP) 12,292                                             15,700                                 14,051              13,884              13,701            13,408            13,497
Goodwill and certain other intangibles (2,546)                                              (2,546)                                  (2,546)              (2,525)              (2,537)            (2,556)            (2,565)
Unrealized gains (314)                                                 (314)                                     (314)                 (432)                 (440)               (288)               (241)
Qualifying trust preferred securities 2,763                                               2,763                                   2,763                2,763                2,763              2,763              2,763
Other 11                                                    11                                        11                      8                        (25)                 (30)                 (26)
Tier I capital 12,206                                             15,614                                 13,965              13,698              13,462            13,297            13,428
Less:
Preferred stock (398)                                                 (3,654)                                  (3,654)              (3,642)              (3,631)            (3,620)            (3,609)
Qualifying trust preferred securities (2,763)                                              (2,763)                                  (2,763)              (2,763)              (2,763)            (2,763)            (2,763)
Qualifying noncontrolling interest in consolidated subsidiaries (30)                                                   (30)                                       (30)                   (30)                   -                 -                 -
Tier I common equity (f) 9,015                                               9,167                                   7,518                7,263                7,068              6,914              7,056
Common shares outstanding (g) 796                                                  796                                      796                   796                   796                 795                 795
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (h) 100,193                                           100,193                               100,193            98,904              98,604            99,281            100,933
Ratios:
Tangible equity (c) / (e) 8.79% 11.95% 10.42% 10.04% 9.89% 9.67% 9.71%
Tangible common equity (excluding unrealized gains/losses) (b) / (e) 8.42% 8.56% 7.04% 6.70% 6.55% 6.37% 6.45%
Tangible common equity (including unrealized gains/losses) (a) / (d) 8.68% 8.82% 7.30% 7.06% 6.91% 6.61% 6.64%
Tangible common equity as a percent of risk-weighted assets
(excluding unrealized gains/losses) (b) / (h) 9.08% 9.24% 7.59% 7.40% 7.23% 7.04% 7.06%
Tangible book value per share (a) / (g) 11.83 12.02 9.94 9.74 9.51 9.16 9.26
Tier I common equity (f) / (h) 9.00% 9.14% 7.50% 7.34% 7.17% 6.96% 6.99%
For the Three Months Ended

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Common offering and TARP repay 4Q10 Common share offering only 4Q10
Tier 1 Capital ratio Tier 1 Capital ratio
Tier 1 capital 13,964,857 $               Tier 1 capital 13,964,857 $
TARP repay (3,408,000) $
Equity raise 1,648,830 $                 Equity raise 1,648,830 $
12,205,687 $               15,613,687 $
RWA 100,193,435 $             RWA 100,193,435 $
Asset increase - $                            Asset increase - $
100,193,435 $             100,193,435 $
Tier 1 13.9% Tier 1 13.9%
Tier 1 pro forma 12.2% Tier 1 pro forma 15.6%
Total RBC ratio Total RBC ratio
Total RBC 18,173,452 $               Total rbc 18,173,452 $
TARP repay (3,408,000) $
Equity raise 1,648,830 $                 Equity raise 1,648,830 $
16,414,282 $               19,822,282 $
RWA 100,193,435 $             RWA 100,193,435 $
Asset increase - $                            Asset increase - $
100,193,435 $             100,193,435 $
Total RBC 18.1% Total RBC 18.1%
Total RBC pro forma 16.4% Total RBC 19.8%
pro forma
Tier 1 leverage Tier 1 leverage
Tier 1 capital 13,964,857 $               Tier 1 capital 13,964,857 $
TARP repay (3,408,000) $
Equity raise 1,648,830 $                 Equity raise 1,648,830 $
12,205,687 $               15,613,687 $
Quarterly Avg Assets 109,207,711 $             Quarterly Avg Assets 109,207,711 $
Asset increase - $                            Asset increase - $
109,207,711 $             109,207,711 $
Tier 1 lev 12.8% Tier 1 lev 12.8%
Tier 1 lev pro forma 11.2% Tier 1 lev pro forma 14.3%

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
The Bancorp considers various measures when evaluating capital utilization and adequacy, including the tangible equity ratio, tangible common equity ratio and tier I common equity ratio, in addition to capital ratios defined by banking regulators. These calculations are intended to complement the capital ratios defined by banking regulators for both absolute and comparative purposes. Because U.S. GAAP does not include capital ratio measures, the Bancorp believes there are no comparable U.S. GAAP financial measures to these ratios. Tier I common equity is not formally defined by U.S. GAAP or codified in the federal banking regulations and, therefore, is considered to be a non-GAAP financial measure. Since analysts and banking regulators may assess the Bancorp’s capital adequacy using these ratios, the Bancorp believes they are useful to provide investors the ability to assess its capital adequacy on this same basis.
The Bancorp believes these non-GAAP measures are important because they reflect the level of capital available to withstand unexpected market conditions.
Additionally, presentation of these measures allows readers to compare certain aspects of the Bancorp’s capitalization to other organizations. However, because there are no standardized definitions for these ratios, the Bancorp’s calculations may not be comparable with other organizations, and the usefulness of these measures to investors may be limited. As a result, the Bancorp encourages readers to consider its Condensed Consolidated Financial Statements in their entirety and not to rely on any single financial measure.
Phase out of TRUPs (Equity raise) 4Q10
Tier 1 Capital ratio
Tier 1 capital 13,964,857 $
TARP repay
TRUPs (2,762,782)
Equity raise 1,648,830 $
12,850,905 $
RWA 100,193,435 $
Asset increase - $
100,193,435 $
Tier 1 13.9%
Tier 1 pro forma 12.8%
Phase out of TRUPs (TARP, Equity raise) 4Q10
Tier 1 Capital ratio
Tier 1 capital 13,964,857 $
TARP repay (3,408,000) $
TRUPs (2,762,782)
Equity raise 1,648,830 $
9,442,905 $
RWA 100,193,435 $
Asset increase - $
100,193,435 $
Tier 1 13.9%
Tier 1 pro forma 9.4%
Common share offering only 4Q10
Tangible Common Equity ratio
Tangible CE 7,603,486 $
Equity raise 1,648,830 $
9,252,316 $
Tangible Assets 108,044,298 $
Asset increase - $
108,044,298 $
TCE 7.0%
TCE pro forma 8.6%
Tier 1 Common
Tier 1 common 7,518,667 $
Equity raise 1,648,830 $
9,167,497 $
RWA 100,193,435 $
Asset increase - $
100,193,435 $
Tier 1 common 7.5%
Tier 1 common 9.1%
pro forma